EXECUTION COPY
                                                                        03/02/98

                                   EXHIBIT G-2

                                DOMESTIC GUARANTY
                                   (LONG TERM)


         This GUARANTY is made as of this 2nd day of March, 1998 by the undersigned guarantors (each a "Guarantor" and any and all collectively the "Guarantors") to Comerica Bank, as Administrative Agent ("Agent") for and on behalf of the Lenders (as defined below).

                                    RECITALS

         A. Pursuant to that certain Vishay Intertechnology, Inc. Long Term Revolving Credit Agreement dated as of March 2, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among Vishay Intertechnology, Inc., a Delaware corporation ("Company"), the Permitted Borrowers designated therein (by their execution and delivery of the Credit Agreement or of a Permitted Borrower Addendum), Agent and the lenders which are named in and signatories to the Credit Agreement ("Lenders"), the Lenders have agreed to extend credit to the Permitted Borrowers and Company on the terms set forth in the Credit Agreement, with such credit consisting of (i) the Revolving Credit in an aggregate amount, subject to the terms of the Credit Agreement, not to exceed Eight Hundred Twenty Five Million Dollars ($825,000,000) at any one time outstanding, (ii) as part of the Revolving Credit, a facility for the issuance of letter(s) of credit ("Letter(s) of Credit") for the account of the Company and/or a Permitted Borrower pursuant to Section 3 of the Agreement and
(iii) as part of the Revolving Credit, a Swing Line facility pursuant to Section
2.5 of the Credit Agreement.

         B. As a condition to entering into and performing their respective obligations under the Agreement, the Lenders, and Agent have required that each of the Guarantors provide to Agent, for and on behalf of the Lenders, this Guaranty.

         C. Each of the Guarantors desires to see the success of Company and of the Permitted Borrowers and furthermore, each of the Guarantors shall receive direct and/or indirect benefits from extensions of credit made or to be made pursuant to the Credit Agreement to the Company and the Permitted Borrowers.

         D. Agent is acting as Agent for the Lenders pursuant to Section 12 of the Credit Agreement.


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

         NOW, THEREFORE, to induce each of the Lenders to enter into and perform its obligations under the Credit Agreement, each of the Guarantors has executed and delivered this guaranty (as amended and otherwise modified from time to time, "Guaranty").

         1. Definitions. Unless otherwise provided herein, all capitalized terms in this Guaranty shall have the meanings specified in the Credit Agreement. The term "Lenders" as used herein shall include any successors or assigns of the Lenders, in accordance with the Credit Agreement.

         2. Guaranty. Each of the Guarantors hereby, jointly and severally, guarantees to the Lenders the due and punctual payment to the Lenders when due, whether by acceleration or otherwise, of all amounts, including , without limitation, principal, interest (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding by or against Company or any Permitted Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such a proceeding), and all other liabilities and obligations, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with all Indebtedness under or in connection with the Credit Agreement or the other Loan Documents, whether such Indebtedness is now existing or hereafter arising including but not limited to:

                  (a) the aggregate principal amount of all outstanding Advances under the Credit Agreement together with all interest accrued thereon from time to time pursuant to the terms and conditions of the Credit Agreement;

                  (b) any and all Letter of Credit Agreements executed or to be executed by Company or the Permitted Borrowers, or any of them, from time to time pursuant to the Agreement, and any Letters of Credit issued or to be issued thereunder; and

                  (c)  all  extensions,  renewals  and  amendments  of or to the
         Credit  Agreement,   any  Notes  issued   thereunder,   or  such  other
         Indebtedness, or any replacements or substitutions therefor;

whether on account of principal, interest, reimbursement obligations, fees, indemnities, and reasonable costs and expenses (including without limitation, all reasonable fees and disbursements of counsel to the Agent or any Lender) or otherwise, and each of the Guarantors hereby jointly and severally agrees that if Company or any of the Permitted Borrowers shall fail to pay any of such amounts when and as the same shall be due and payable, or shall fail to perform and discharge any covenant, representation or warranty in accordance with the terms of the Credit Agreement, the Letter of Credit Agreements or any of the other Loan Documents (subject, in each case, to any applicable periods of grace or cure), each of such Guarantors, will forthwith pay to the Agent, on behalf of the Lenders, an amount equal to any such amount or cause the Company and/or each of the Permitted Borrowers, as the case may be to do so, and will pay any and all damages that may


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

be incurred or suffered in consequence thereof by Agent or any of the Lenders and all reasonable expenses, including reasonable attorneys' fees, that may be incurred by Agent in enforcing such covenant, representation or warranty of Company or the Permitted Borrowers, and in enforcing the covenants and agreements of this Guaranty.

         3. Unconditional Character of Guaranty. The obligations of each of the Guarantors under this Guaranty shall be absolute and unconditional, and shall be a guaranty of payment and not of collection, irrespective of the validity, regularity or enforceability of the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit, or any of the other Loan Documents (including, without limitation, the Company Guaranty and the Foreign Guaranty), or any provision thereof, the absence of any action to enforce the same, any waiver or consent with respect to or any amendment of any provision thereof, the recovery of any judgment against any Person or action to enforce the same, any failure or delay in the enforcement of the obligations of Company or the Permitted Borrowers or any of them under the Credit Agreement, or any of the other Loan Documents, any failure by Company to have countersigned any Request for Advance by any of the Permitted Borrowers under the Credit Agreement, or any setoff, counterclaim, recoupment, limitation, defense or termination whether with or without notice to the Guarantors. Each of the Guarantors hereby waives diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or any of the other Loan Documents, any right to require a proceeding first against Company, any of the Permitted Borrowers, or against any other guarantor or other party providing collateral, or to exhaust any security for the performance of the obligations of Company, any of the Permitted Borrowers, any protest, presentment, notice or demand whatsoever, and each Guarantor hereby covenants that this Guaranty shall not be terminated, discharged or released except, subject to Section 5.7 hereof, upon final payment in full subject to no revocation or rescission of all amounts due and to become due from Company and the Permitted Borrowers as and to the extent described above, and only to the extent of any such payment, performance and discharge. Each Guarantor hereby further covenants that no security now or subsequently held by the Agent or the Lenders for the payment of the Indebtedness to the Agent or to the Lenders under the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or the Loan Documents (including, without limitation, the Company Guaranty and the Foreign Guaranty, and any security for any of the foregoing), whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, and no act, omission or other conduct of Agent or the Lenders in respect of such security, shall affect in any manner whatsoever the unconditional obligations of this Guaranty, and that the Agent and each of the Lenders, in their respective sole discretion and without notice to any of the Guarantors, may release, exchange, enforce, apply the proceeds of and otherwise deal with any such security without affecting in any manner the unconditional obligations of this Guaranty.

         Without limiting the generality of the foregoing, such obligations, and the rights of the Agent to enforce the same, on behalf of the Lenders, by proceedings, whether by action at law, suit in


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

equity or otherwise, shall not be in any way affected to the extent permitted by applicable law, by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or other proceeding involving or affecting the Company, any or all of the Permitted Borrowers, any or all of the Guarantors or any other person or (ii) any change in the ownership of any of the capital stock of any or all of the Permitted Borrowers, Company, or any or all of the Guarantors, or any other party providing collateral for any indebtedness covered by the Guaranty, or any of their respective Affiliates.

         Each of the Guarantors hereby waives to the fullest extent possible under applicable law:

                  (a) any defense based upon the doctrine of marshalling of assets or upon an election of remedies by Agent or the Lenders, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of any of the Guarantors or the rights of any of the Guarantors to proceed against the Company, the Permitted Borrowers or any of them, or any or all of the other Guarantors, for reimbursement, or both;

                  (b) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (c) any duty on the part of Agent or the Lenders to disclose to any of the Guarantors any facts Agent or the Lenders may now or hereafter know about the Company, any of the Permitted Borrowers, regardless of whether Agent or any Lender has reason to believe that any such facts materially increase the risk beyond that which any such Guarantor intends to assume or has reason to believe that such facts are unknown to such Guarantor or has a reasonable opportunity to communicate such facts to the Guarantors, since each of such Guarantors acknowledges that it is fully responsible for being and keeping informed of the financial condition of the Company, each of the Permitted Borrowers and of all circumstances bearing on the risk of non-payment of any Indebtedness hereby guaranteed;

                  (d) any defense arising because of Agent's or the Lenders' election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b) (2) of the Federal Bankruptcy Code;

                  (e) until the Indebtedness is irrevocably paid in full, any claim for reimbursement, contribution, indemnity or subrogation which such Guarantor may have or obtain against Company, the Permitted Borrowers, or any of them by reason of the payment by such Guarantor of any Indebtedness; and


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

                  (f) any other event or action (excluding compliance by the Guarantors with the provisions hereof) that would result in the discharge by operation of law or otherwise of the Guarantors, or any of them, from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

         The Agent and each of the Lenders may deal with the Company, the Permitted Borrowers, or any of them, and any security held by them for the obligations of the Company, the Permitted Borrowers, or any of them,(as aforesaid) in the same manner and as freely as if this Guaranty did not exist and the Agent shall be entitled, on behalf of Lenders, without notice to any of the Guarantors, among other things, to grant to the Company, the Permitted Borrowers, or any of them, such extension or extensions of time to perform any act or acts as may seem advisable to the Agent (on behalf of the Lenders) at any time and from time to time, and to permit the Company, the Permitted Borrowers, or any of them, to incur additional indebtedness to Agent, the Lenders, or any of them, without terminating, affecting or impairing the validity or enforceability of this Guaranty or the obligations of the Guarantors hereunder.

         The Agent may proceed, either in its own name (on behalf of the Lenders) or in the name of each or any of the Guarantors, or otherwise, to protect and enforce any or all of its rights under this Guaranty by suit in equity, action at law or by other appropriate proceedings, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by the Guarantors. Each and every remedy of the Agent and of the Lenders shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

         No waiver or release shall be deemed to have been made by the Agent or any of the Lenders of any of their respective rights hereunder unless the same shall be in writing and signed by or on behalf of the Lenders, and any such waiver shall be a waiver or release only with respect to the specific matter and Guarantor or Guarantors involved, and shall in no way impair the rights of the Agent or any of the Lenders or the obligations of the Guarantors under this Guaranty in any other respect at any other time.

         At the option of the Agent, any or all of the Guarantors may be joined in any action or proceeding commenced by the Agent against the Company, the Permitted Borrowers, or any of them, or any of the other parties providing Collateral for any Indebtedness covered by this Guaranty in connection with or based upon the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or any of the other Loan Documents or other Indebtedness, or any provision thereof, and recovery may be had against any or all of the Guarantors in such action or proceeding or in any independent action or proceeding against any of them, without any requirement that the Agent or the Lenders first assert, prosecute or exhaust any remedy or claim against the Company, the


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

Permitted Borrowers, or any of them, and/or any of the other parties providing Collateral for any Indebtedness covered by this Guaranty.

         4. Representations and Warranties. Each Guarantor (i) ratifies, confirms and, by reference thereto (as fully as though such matters were expressly set forth herein), represents and warrants with respect to itself those matters set forth in Sections 6.1, 6.3 through 6.10 inclusive, 6.12 and
6.14 through 6.20, inclusive, of the Credit Agreement, and such representations and warranties shall be deemed to be continuing representations and warranties true and correct in all material respects so long as this Guaranty shall be in effect; and (ii) agrees not to engage in any action or inaction, the result of which would cause a violation of any term or condition of the Credit Agreement.

         5.       Miscellaneous.

         5.1 Governing Law. This Guaranty has been delivered in Michigan and shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and be enforceable in, the State of Michigan, each Guarantor hereby consenting to the jurisdiction of state and all federal courts sitting in such state.

         5.2 Severability. If any term or provision of this Guaranty or the application thereof to any circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.


         5.3 Notice. All notices or other communications to be made or given pursuant to this Guaranty shall be sufficient if made or given as provided in
Section 13.6 of the Credit Agreement; or at such other addresses as directed by any of such parties to the others, as applicable, in compliance with this paragraph.

         5.4 Right of Offset. Each of the Guarantors acknowledges the rights of the Agent and of each of the Lenders to offset against the Indebtedness of any Guarantor to the Lenders under this Guaranty, any amount owing by the Agent or the Lenders, or either or any of them to such Guarantors, whether represented by any deposit of such Guarantors (or any of them) with the Agent or any of the Lenders or otherwise.

         5.5 Right to Cure. Each of the Guarantors shall have the right to cure any Event of Default under the Credit Agreement or the other Loan Documents with respect to obligations of the other Guarantors thereunder; provided that such cure is effected within the applicable grace period or period for cure thereunder, if any; and provided further that such cure can be effected in


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

compliance with the Credit Agreement (with respect to the obligations of any of the Permitted Borrowers). Except to the extent of payments of principal, interest and/or other sums actually received by the Agent or the Lenders pursuant to such cure, the exercise of such right to cure by any Guarantor shall not reduce or otherwise affect the liability of any other Guarantor under this Guaranty.

         5.6 Amendments; Joinder of Additional Guarantors. The terms of this Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except as provided herein and in accordance with the Credit Agreement. In accordance with Section 7.16 of the Credit Agreement, future Domestic Significant Subsidiaries of the Company shall become obligated as Guarantors hereunder (each as fully as though an original signatory hereto) by executing and delivering to Agent and the Lenders that certain joinder agreement in the form attached to this Guaranty as Exhibit A.

         5.7 Joint and Several Obligation, etc. The obligation of each of the Guarantors under this Guaranty shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced against each severally, any two or more jointly, or some severally and some jointly. Any one or more of the Guarantors may be released from its obligations hereunder with or without consideration for such release and the obligations of the other Guarantors hereunder shall be in no way affected thereby. Agent, on behalf of Lenders, may fail or elect not to prove a claim against any bankrupt or insolvent Guarantor and thereafter, Agent and the Lender may, without notice to any Guarantors, extend or renew any part or all of any indebtedness of any of Company or any of the Permitted Borrowers under the Credit Agreement or otherwise, and may permit any such Person to incur additional indebtedness, without affecting in any manner the unconditional obligation of each of the Guarantors hereunder. Such action shall not affect any right of contribution among the Guarantors.

         5.8 Release. Upon the satisfaction of the obligations of the Guarantors hereunder, and when none of the Guarantors is subject to any obligation hereunder or under the Credit Agreement or any of the other Loan Documents, the Agent shall deliver to the Guarantors, upon written request therefor, (i) a written release of this Guaranty and (ii) appropriate discharges of any Collateral provided by the Guarantors for this Guaranty; provided however that, the effectiveness of this Guaranty shall continue or be reinstated, as the case may be, in the event: (x) that any payment received or credit given by the Agent or the Lenders, or any of them, is returned, disgorged, rescinded or required to be recontributed to any party as an avoidable preference, impermissible setoff, fraudulent conveyance, restoration of capital or otherwise under any applicable state, federal or national law of any jurisdiction, including laws pertaining to bankruptcy or insolvency, and this Guaranty shall thereafter be enforceable against the Guarantors as if such returned, disgorged, recontributed or rescinded payment or credit has not been received or given by the Agent or the Lenders, and whether or not the Agent or any Lender relied upon such payment or Credit or changed its position as a consequence thereof or (y) that any liability is imposed, or sought to be imposed


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against the Agent or the Lenders,  or any of them, relating to the environmental condition of any of property mortgaged or pledged to Agent on behalf of the Lenders by any Guarantor, Company, any Permitted Borrower or any other party as collateral (in whole or part) for any indebtedness or obligation evidenced or secured by this Guaranty, whether such condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after acquisition by Agent or any Lender of any such property, in lieu of foreclosure or otherwise, due to the wrongful act or omission of Agent or such Lender) in which event this Guaranty shall thereafter be enforceable against the Guarantors to the extent of all liabilities, costs and expenses (including reasonable attorneys fees) incurred by Agent or Lenders as the direct or indirect result of any such environmental condition. For purposes of this Guaranty "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface strata and the ambient air.

         5.9 Consent to Jurisdiction. Each of the Guarantors hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Michigan state court sitting in Detroit in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents and Guarantors hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal or Michigan state court. Each of the Guarantors irrevocably consent to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan (and to the receipt of any and all notices hereunder) by the delivery of copies of such process to Guarantors at their respective addresses specified in Section 5.3 hereof or by certified mail direct to such address.

         5.10 JURY TRIAL WAIVER. EACH OF THE GUARANTORS (AND THE AGENT AND EACH OF THE LENDERS BY ACCEPTING THE BENEFITS HEREOF) HEREBY IRREVOCABLY AGREES TO WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY AND ALL ACTIONS OR PROCEEDINGS IN WHICH AGENT OR THE LENDERS (OR ANY OF THEM), ON ONE HAND, AND THE COMPANY OR ANY OF THE GUARANTORS, ON THE OTHER HAND, ARE PARTIES, WHETHER OR NOT SUCH ACTIONS OR PROCEEDINGS ARISE OUT OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR OTHERWISE.

         5.11 Limitation under Applicable Insolvency Laws. Notwithstanding anything to the contrary contained herein, it is the intention of the Guarantors, Agent and the Lenders that the amount of the respective Guarantors' obligations hereunder shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that the Guarantors' respective obligations hereunder or any payment made pursuant thereto would, but for the operation of the foregoing proviso, be subject to avoidance or recovery under Applicable


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Insolvency Laws, the amount of the Guarantors'  respective obligations hereunder shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render the Guarantor's respective obligations hereunder unenforceable or avoidable or subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made hereunder exceeds the limitation contained in this Section 5.11, then the amount of such excess shall, from and after the time of payment by the Guarantors (or any of them), be reimbursed by the Lenders upon demand by such Guarantors. The foregoing proviso is intended solely to preserve the rights of the Agent and the Lenders hereunder against the Guarantors to the maximum extent permitted by Applicable Insolvency Laws and neither Company nor any Guarantor nor any other Person shall have any right or claim under this Section 5.11 that would not otherwise be available under Applicable Insolvency Laws.

         5.12 Currency Indemnity. All amounts payable by any Guarantor under this Guaranty shall be paid to Agent at its main office in Detroit, Michigan, or otherwise as it may from time to time direct, in full, free of any present or future taxes, levies, imposts, duties, charges, fees or withholdings and without set-off or counterclaim or any restriction or deduction whatsoever. If any Guarantor is compelled by law to make any deduction or withholding, it will promptly pay to Agent such additional amounts as will result in the net amount received by Agent being equal to the full amount which would have been receivable had there been no deduction or withholding. Payment shall be in the Permitted Currency in which the monies, obligations or liabilities of such Guarantor or the Permitted Borrower were due, owing or incurred, including without limitation under Section 2.11 of the Credit Agreement. No payment to Agent (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until Agent shall have received payment in full in the currency in which such obligation or liability was due, owing or incurred, including without limitation under Section 2.11 of the Credit Agreement, and to the extent that the amount of such payment shall on actual conversion into such currency fall short of such obligation or liability, actual or contingent, expressed in that currency, Agent shall have a further separate cause of action against such Guarantor to recover the amount of the shortfall. If and to the extent such Guarantor fails to pay the amount due on demand, Agent may in its absolute discretion without notice to such Guarantor purchase at any time thereafter so much of any currency as Agent considers necessary or desirable to cover the obligations and liabilities of the Company, the Permitted Borrowers, Guarantors and any of them in such currency hereby guaranteed at the then prevailing spot rate of exchange of Agent (as conclusively determined by Agent) for purchasing such currency with Dollars and each of the Guarantors hereby agrees to indemnify Agent against the full Dollar cost incurred by Agent for such purchase.



                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, each of the undersigned Guarantors has executed this Guaranty as of March 2, 1998.


                                       VISHAY MEASUREMENTS GROUP,
                                       INC.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President


                                       VISHAY DALE HOLDINGS, INC.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President


                                       VISHAY DALE ELECTRONICS, INC.


                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President



                                                                  Signature Page
                                  Domestic Guaranty (Long Term Credit Agreement)

                                       BRADFORD ELECTRONICS, INC.



                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President


                                       VISHAY SPRAGUE HOLDINGS CORP.


                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President

                                       VISHAY SERVICE CENTER, INC.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President

                                       VISHAY SPRAGUE, INC.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President


                                                                  Signature Page
                                 Domestic Guaranty (Long Term Credit Agreement)

                                       VISHAY SPRAGUE SANFORD, INC.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President


                                        VISHAY SPRAGUE PALM BEACH, INC.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President

                                        VISHAY ACQUISITION HOLDINGS
                                        CORP.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President


                                       VISHAY VITRAMON, INCORPORATED

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President


                                                                  Signature Page
                                 Domestic Guaranty (Long Term Credit Agreement)

                                        VISHAY TEMIC SEMICONDUCTOR
                                        ACQUISITION HOLDINGS CORP.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President


                                        VISHAY VSH HOLDINGS, INC.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President


                                        VISHAY ROEDERSTEIN
                                        ELECTRONICS, INC.

                                       By: /s/ William J. Spires
                                           ---------------------
                                           William J. Spires
                                       Its: Vice President



ACCEPTED BY:

COMERICA BANK, as Administrative Agent,
  on behalf of the Lenders


By: /s/ Dan M. Roman
    --------------------
    Dan M. Roman

Its: Vice President




                                                                  Signature Page
                                 Domestic Guaranty (Long Term Credit Agreement)

                                    EXHIBIT A
                                       to
                                Domestic Guaranty


                                Joinder Agreement


         THIS  JOINDER  AGREEMENT  is  dated  as of  _________________,  ____ by
__________________________,    a   ______________________    corporation   ("New
Guarantor").

         WHEREAS,   pursuant   to   Section   7.16   of  that   certain   Vishay
Intertechnology, Inc. Long Term Revolving Credit Agreement dated as of _____________, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among Vishay Intertechnology, Inc. ("Company"), the Permitted Borrowers designated therein (by execution and delivery of the Credit Agreement or of a Permitted Borrower Addendum), the Lenders signatory thereto and Comerica Bank, as Administrative Agent for the Lenders (in such capacity, "Agent"), and pursuant to Section 5.6 that certain Domestic Guaranty dated as of ______________, 1998 (as amended or otherwise modified from time to time, the "Guaranty") executed and delivered by the Guarantors named therein ("Guarantors") in favor of Agent, for and on behalf of the Lenders, the New Guarantor must execute and deliver a Joinder Agreement in accordance with the Credit Agreement and the Guaranty.

         NOW THEREFORE, as a further inducement to Lenders to continue to provide Credit accommodations to Company and the Permitted Borrowers (as defined in the Credit Agreement), New Guarantor hereby covenants and agrees as follows:

         1. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless expressly defined to the contrary.

         2. New Guarantor hereby enters into this Joinder Agreement in order to comply with Section 7.16 of the Credit Agreement and
                  Section 5.6 of the Guaranty and does so in consideration of the Advances made or to be made from time to time under the Credit Agreement (and the other Loan Documents, as defined in the Credit Agreement), from which New Guarantor shall derive direct and indirect benefit as with the other Guarantors (all as set forth and on the same basis as in the Guaranty).

         3. New Guarantor shall be considered, and deemed to be, for all purposes of the Credit Agreement, the Guaranty and the other Loan Documents, a Guarantor under the Guaranty as fully as though New Guarantor had executed and delivered the Guaranty at the time originally executed and delivered under the Credit Agreement and hereby ratifies and confirms its obligations under the Guaranty, all in accordance with the terms thereof.

         4. No Default or Event of Default (each such term being defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement.

         6. This Joinder Agreement shall be governed by the laws of the State of Michigan and shall be binding upon New Guarantor and its successors and assigns.

         IN WITNESS WHEREOF, the undersigned New Guarantor has executed and delivered this Joinder Agreement as of __________________, _____.


                                                              [NEW GUARANTOR]



                                                              By:______________

                                                              Its:_____________


                                        2